Exhibit 99.1

The Cigna Group Press Release

The Cigna Group Completes Sale of Medicare Businesses to HCSC

BLOOMFIELD, Conn., March 19, 2025 – Global health company The Cigna Group (NYSE: CI) today announced the successful completion of the sale of its Medicare Advantage, Cigna Supplemental Benefits, Medicare Part D, and CareAllies businesses to Health Care Service Corporation (HCSC). The divestment of these assets streamlines The Cigna Group’s portfolio and enables it to drive further innovation to support customers.

As previously announced, proceeds from the sale will be used in alignment with The Cigna Group’s capital deployment priorities, with the majority expected to be allocated to share repurchases.

“We are proud of the positive impact we have made in people’s lives and the unique value provided through our Medicare businesses and are confident that HCSC will continue the meaningful work that we have done for these customers. We remain committed to serving Medicare populations through the portfolio of products and services we offer through Evernorth Health Services,” said David M. Cordani, Chairman and Chief Executive Officer of The Cigna Group.

The Cigna Group will continue to provide pharmacy benefit services and other solutions to the Medicare businesses through its health services company Evernorth Health Services as part of services agreements with HCSC for an agreed period post-closing.

“This transaction is fully aligned with our mission of expanding access to quality health care by adding capabilities and deepening our geographic presence across the United States,” said Maurice Smith, HCSC’s CEO, President and Vice Chair. “We recognize that the health and wellness needs for older Americans are growing, and we plan to have an important role in helping seniors live healthier, fuller lives. We are excited to welcome our new Medicare members and the employees who will continue to help them achieve their best health.”

The transaction is not expected to disrupt coverage or service for customers, clients, providers, or brokers of the Medicare or CareAllies businesses. Coverage continues and remains unchanged, helping to ensure that patient care continues seamlessly, with no disruption. Medicare customers with questions about their coverage are able to contact the number on their member ID card.

Advisors

Centerview Partners LLC is acting as financial advisor to The Cigna Group. Morgan Stanley & Co. LLC provided additional financial advice. Wachtell, Lipton, Rosen & Katz is serving as corporate legal counsel, and Rule Garza Howley LLP, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., and Sidley Austin LLP are serving as regulatory counsels.

Cautionary Note Regarding Forward-Looking Statements

This press release, and oral statements made in connection with this release, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on The Cigna Group's current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements regarding The Cigna Group's future beliefs, expectations, plans, intentions, liquidity, cash flows, financial condition or performance. You may identify forward-looking statements by the use of words such as "believe," "expect," "project," "plan," "intend," "anticipate," "estimate," "predict," "potential," "may," "should," "will" or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our strategic and operational initiatives; our ability to adapt to changes in an evolving and rapidly changing industry; our ability to compete effectively, differentiate our products and services from those of our competitors and maintain or increase market share; price competition and other pressures that could compress our margins or result in premiums that are insufficient to cover the cost of services delivered to our customers; the potential for actual claims to exceed our estimates related to expected medical claims; our ability to develop and maintain satisfactory relationships with health care payors, physicians, hospitals, other health service providers and with producers and consultants; our ability to maintain relationships with one or more key pharmaceutical manufacturers or if payments made or discounts provided decline; changes in the pharmacy provider marketplace or pharmacy networks; changes in drug pricing or industry pricing benchmarks; our ability to invest in and properly maintain our information technology and other business systems; our ability to prevent or contain effects of a potential cyberattack or other privacy or data security incident; risks related to our use of artificial intelligence and machine learning; political, legal, operational, regulatory, economic and other risks that could affect our multinational operations, including currency exchange rates; risks related to strategic transactions and realization of the expected benefits of such transactions, as well as integration or separation difficulties or underperformance relative to expectations which could lead to an impairment charge; dependence on success of relationships with third parties; risk of significant disruption within our operations or among key suppliers or third parties; potential liability in connection with managing medical practices and operating pharmacies, onsite clinics and other types of medical facilities; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; uncertainties surrounding participation in government-sponsored programs such as Medicare; the outcome of litigation, regulatory audits and investigations; compliance with applicable privacy, security and data laws, regulations and standards; potential failure of our prevention, detection and control systems; unfavorable economic and market conditions, the risk of a recession or other economic downturn and resulting impact on employment metrics, stock market or changes in interest rates and risks related to a downgrade in financial strength ratings of our insurance subsidiaries; the impact of our significant indebtedness and the potential for further indebtedness in the future; credit risk related to our reinsurers; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available through the Investor Relations section of www.thecignagroup.com.. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. The Cigna Group undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

About The Cigna Group

The Cigna Group (NYSE:CI) is a global health company committed to creating a better future built on the vitality of every individual and every community. We relentlessly challenge ourselves to partner and innovate solutions for better health. The Cigna Group includes products and services marketed under Cigna Healthcare, Evernorth Health Services or its subsidiaries. The Cigna Group maintains sales capabilities in more than 30 markets and jurisdictions, and has approximately 182 million customer relationships around the world. Learn more at thecignagroup.com.

INVESTOR RELATIONS CONTACT:
Ralph Giacobbe
860-787-7968
Ralph.Giacobbe@TheCignaGroup.com

MEDIA CONTACT:
Justine Sessions
860-810-6523
Justine.Sessions@Evernorth.com